                                                                 May 13, 2005
                                                                   Supplement
[MORGAN STANLEY LOGO]
[GRAPHIC OMITTED]

              SUPPLEMENT DATED MAY 13, 2005 TO THE PROSPECTUS OF
                 MORGAN STANLEY SMALL- MID SPECIAL VALUE FUND
                              Dated June 30, 2004

     Effective immediately, the first paragraph of the section of the
Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced by the following:

     The Fund will normally invest at least 80% of its net assets, including any borrowings for investment purposes, in common stocks and other equity securities, including convertible securities, of small and mid-size companies that the Fund's "Investment Manager," Morgan Stanley Investment
     Advisors Inc., believes are undervalued relative to the marketplace or to similar companies. In accordance with the Fund's investment strategy, companies within a capitalization range of $100 million to $7.5 billion at the time of purchase are considered small and mid-sized companies by the
     Investment Manager. As part of its investment strategy, the Fund may invest in securities of foreign issuers in an amount set forth below. In deciding which securities to buy, hold or sell, the Investment Manager pursues a value-oriented approach that seeks to identify securities whose market value is less than their intrinsic value. The Investment Manager focuses on securities with market-to-book ratios and price-earnings ratios that are lower than those of the general market averages or similar companies. The
     Investment Manager may also consider a company's dividend yield, growth in sales, balance sheet, management capabilities, earnings and cash flow, as well as other factors.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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